EXHIBIT 10.534

EXECUTION COPY

AMENDMENT TO
INSURANCE AND RISK MANAGEMENT SERVICES AGREEMENT

This Amendment to that certain Insurance and Risk Management Services Agreement dated as of January 1, 2004 ("Services Agreement") made between INLAND RISK AND INSURANCE MANAGEMENT SERVICES, INC.("Service Provider"), an Illinois corporation, and  INLAND WESTERN RETAIL REAL ESTATE ADVISORY SERVICES, INC. ("Business Manager"), an Illinois corporation, is made as of November 15, 2007 by the parties to the Services Agreement.

In consideration of the agreements to be made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.

Section 2.2 of the Services Agreement is hereby deleted in its entirety and in lieu thereof the following is inserted:

"2.2  The Business Manager and Service Provider acknowledge that the Services to be provided by Service Provider hereunder are to be provided on a non-exclusive basis such that Business Manager shall be permitted to employ other parties to perform any one or more of the Services and that Service Provider shall be permitted to perform any one or more of the Services to other parties."

2.

Section 3.3 of the Services Agreement is hereby deleted in its entirety and in lieu thereof the following is inserted:

"3.3 At any time during the Initial Services Term or during an Additional Services Term, the Business Manager shall have the right to terminate this Agreement, without cause, by providing not less than one hundred eighty (180) days’ prior written notice to Service Provider of any election to terminate and specifying the effective date of such termination."

3.

Section 3.4 of the Services Agreement is hereby amended by deleting the words "sixty (60)" set forth therein and in lieu thereof inserting the words "thirty (30)".

4.

Section 3.5 of the Services Agreement is hereby amended by deleting the first sentence thereof in its entirety and in lieu thereof the following is inserted:

"If at any time during the Initial Services Term or any Additional Services Term the REIT has had a Change of Control, as hereinafter defined, Service Provider shall have the right to terminate this Agreement, without cause, upon not less than thirty (30) days prior written notice to Business Manager."

In all other respects the Services Agreement remains in full force and effect.

INLAND WESTERN RETAIL REAL ESTATE ADVISORY SERVICES, INC.

By:

Its:

INLAND RISK AND INSURANCE MANAGEMENT SERVICES, INC.

By:

Its:

[Signature Page to Amendment to Insurance and Risk Management Services Agreement]

Endnotes

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